                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                 ___________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OF 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        AUGUST 31, 1998
                                                ________________________________


                        CENTRAL GARDEN & PET COMPANY
________________________________________________________________________________
           (Exact name of registrant as specified in its charter)



        DELAWARE                       0-20242                    68-0275553
________________________________________________________________________________
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                 Number)               Identification No.)


3697 MT. DIABLO BOULEVARD, LAFAYETTE, CALIFORNIA                      94549
________________________________________________________________________________
    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         (925) 283-4573
                                                  ______________________________


                                INAPPLICABLE
________________________________________________________________________________
        (Former name or former address if changed since last report)



Exhibit Index located on page 3
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ITEM 5.  OTHER EVENTS

          On August 31, 1998, Central Garden & Pet Company (the "Company") issued a press release announcing that the Company's Board of Directors has authorized the Company to spend up to $25 million to repurchase shares of its outstanding common stock.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable

          (c)  See attached Exhibit Index.

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                                EXHIBIT INDEX



Number  Exhibit                                 Page Number
------  -------                                 -----------

99.1    Press Release dated August 31, 1998.        5


                                      3
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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CENTRAL GARDEN & PET COMPANY


                    By:  /s/ P. Gregory Reams
                         -----------------------
                         P. Gregory Reams, Treasurer
                         and Assistant Secretary

Dated:  August 31, 1998


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